UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 8, 2001


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (604) 473-3600



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           (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

An Annual and Special General Meeting of the shareholders of Infowave Software, Inc. was held on Tuesday, May 8, 2001. The Information Circular attached as
Exhibit 99.1 is hereby incorporated by reference.

A Extraordinary General Meeting of the shareholders of Infowave Software, Inc. was held on September 26, 2001. The Information Circular attached as Exhibit
99.2 is hereby incorporated by reference.


Item 7.  Exhibits

99.1     Information Circular dated April 3, 2001.

99.2     Information Circular dated August 21, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: October 9, 2001                   By /s/ Thomas Koll
                                           -------------------------------------
                                           Thomas Koll
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.1     Information Circular dated April 3, 2001.

99.2     Information Circular dated August 21, 2001